Blue Sphere Corporation 8-K/A

Exhibit 10.2

[FIRST]/[SECOND] AMENDMENT TO SENIOR DEBENTURE

THIS [FIRST]/[SECOND]AMENDMENT TO SENIOR DEBENTURE (this “Amendment”) is made as of December 22, 2017 (the “Effective Date”) by and between Blue Sphere Corporation, a Nevada corporation (the “Company”), and the undersigned (the “Holder”).

WHEREAS, the Company issued to Holder a Senior Debenture, dated December 23, 2015, numbered and in the principal amount as set forth on the signature page hereto (the “Debenture”), which bears interest at a rate of 11% per annum, and matures on December 22, 2017;

[WHEREAS, on or about March 24, 2017, the Company and the Holder entered into that certain First Amendment to Senior Debenture, providing for the amendment to the Debenture as detailed therein;]

WHEREAS, the Company and the Holder desire to amend the Debenture again on the terms and subject to the conditions set forth herein; and

WHEREAS, pursuant to Section 11 of the Debenture, the amendment contemplated by the Company and the Holder must be contained in an instrument in writing, signed by the parties.

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

1.               Definitions.  Capitalized terms used but not defined in this Amendment shall have the meaning ascribed to such terms in the Debenture.

2.               Maturity Date. The Maturity Date set forth in the Debenture shall be changed from “December 22, 2017” to “April 3, 2018.”

3.               Date of Effectiveness; Limited Effect.  This Amendment will be deemed effective as of the Effective Date. Except as expressly provided in this Amendment, all of the terms and provisions of the Debenture are and will remain in full force and effect and are hereby ratified and confirmed by the Company and the Holder. On and after the Effective Date, each reference in the Debenture to “this Debenture,” “the Debenture,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Debenture in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Debenture, will mean and be a reference to the Debenture as amended by this Amendment.

4.               Representations and Warranties. Each party hereby represents and warrants to the other party that: (a) it has the full right, power and authority to enter into this Amendment and to perform its obligations hereunder and under the Debenture, as amended by this Amendment; (b) the execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such party, and the delivery of this Amendment by such party, have been duly authorized by all necessary action on the part of such party; and (c) this Amendment has been executed and delivered by such party and (assuming due authorization, execution and delivery by the other party hereto) constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

5.               Miscellaneous.  This Amendment (a) constitutes the sole and entire agreement of the parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter; (b) may be amended only by a writing signed by each of the parties; (c) may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument; (d) shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, without giving effect to any conflict of law rules; and (d) shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns.

[remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

COMPANY:

BLUE SPHERE CORPORATION

By:
Name:	Shlomi Palas
Title:	Chief Executive Officer

HOLDER:

(entity name, if applicable)

By:

Name:

Title:

DEBENTURE:

Debenture Number:	D-DEC-2015-___________

Principal Amount:	USD $ ________________

3